UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 3757

DREYFUS PREMIER CALIFORNIA AMT-FREE MUNICIPAL BOND FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices)	(Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	5/31

Date of reporting period:	5/31/08

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.

ANNUAL REPORT May 31, 2008

BNY MELLON
ASSET MANAGEMENT

Dreyfus

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
29	Statement of Assets and Liabilities
30	Statement of Operations
31	Statement of Changes in Net Assets
33	Financial Highlights
37	Notes to Financial Statements
46	Report of Independent Registered
Public Accounting Firm
47	Important Tax Information
48	Board Members Information
51	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Premier
California AMT-Free
Municipal Bond Fund, Inc.

The	Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier California AMT-Free Municipal Bond Fund,Inc.,covering the 12-month period from June 1, 2007, through May 31, 2008.

Although the U.S. economy has teetered on the brink of recession and the financial markets have encountered heightened volatility in an ongoing credit crisis, the Federal Reserve Board’s aggressive easing of monetary policy and innovative measures to inject liquidity into the banking system appear to have reassured many investors and economists. With that, 2008 has certainly proven to be one of the more memorable for the municipal markets. Despite concerns stemming from the auction-rate securities markets and the recent Supreme Court decision in support of the legality of state and local municipals’ tax-exempt status, the general municipal markets have rallied strongly over the last few months as price dislocations have dissipated.

At Dreyfus, we believe that the current economic downturn is likely to be relatively brief by historical standards, but the ensuing recovery may be gradual and prolonged as financial deleveraging and housing price deflation continue to weigh on economic activity.The implications of our economic outlook for the municipal bond market generally are positive, especially since, on a relative basis, municipal securities remain attractively valued compared to taxable alternatives. Your financial advisor can help you assess current risks and take advantage of these opportunities within the context of your overall investment portfolio.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2007, through May 31, 2008, as provided by Joseph P. Darcy, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended May 31, 2008, Dreyfus Premier California AMT-Free Municipal Bond Fund’s Class A, B, C and Z shares achieved total returns of 1.78%, 1.22%, 1.00% and 2.08%, respectively.1 In comparison, the Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, produced a total return of 3.87% .2 In addition, the average total return for all funds reported in the Lipper California Municipal Debt Funds category was 0.02% for the same period.3

A credit crisis and economic slowdown triggered a “flight to quality” in which investors turned away from many asset classes, including municipal bonds, causing their prices to decline. However, a rally in the spring of 2008 enabled the market to generate competitive total returns for the reporting period overall.The fund underperformed its benchmark in this challenging environment, but a slightly long average duration and high-quality credit profile enabled it to fare better than its Lipper category average.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal and California state income taxes as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and California state personal income taxes.The fund also seeks to provide income exempt from the federal Alternative Minimum Tax (“AMT”).The fund will invest at least 80% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. The fund may invest up to 20% of its assets in municipal bonds rated below investment grade (“junk” bonds) or the unrated equivalent as determined by Dreyfus. The dollar-weighted average

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

maturity of the fund’s portfolio normally exceeds 10 years, but the fund’s average portfolio maturity is not restricted.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We also may look to select bonds that are most likely to obtain attractive prices when sold.

Municipal Bonds Suffered in the Downturn

A credit crisis originating in the sub-prime mortgage market sent shockwaves throughout the financial markets during much of the reporting period, causing investors to reassess their attitudes toward risk. A number of highly leveraged institutional investors were particularly hard-hit by sub-prime related losses, and they were forced to sell their more creditworthy holdings, including municipal bonds, to meet margin calls and redemption requests. In addition, the sub-prime meltdown produced massive losses among bond insurers, many of which had written insurance on both mortgage-backed securities and municipal bonds, and investors responded negatively to municipal bonds carrying third-party insurance.4

The effects of these developments were exacerbated by declining housing prices, soaring energy costs and a softer job market, which weighed heavily on the U.S. and California economies. Aggressive reductions of short-term interest rates by the Federal Reserve Board have not yet forestalled further economic deterioration. Not surprisingly, the housing slump led to expectations that California and its municipalities will face greater fiscal pressures as tax revenues decline in the slumping economy.

Rigorous Credit Research Helped Support Fund Returns

While the fund’s performance was influenced by these market and economic forces, several strategies helped boost its performance compared to its Lipper category average. For example, a relatively long average duration positioned the fund to participate more fully in the benefits of declining short-term interest rates. In addition, through rigorous research by our credit analysts, we focused on securities with sound credit and liquidity profiles that helped protect the fund from the brunt of weakness among lower-rated and less liquid bonds. Later in the reporting period, we reduced the fund’s average duration and maintained relatively robust cash levels, which helped us take advantage of tactical trading opportunities among high-quality securities, such as California’s general obligation debt, during bouts of heightened market volatility.

Finding Opportunities in a Distressed Market

As of the reporting period’s end, the U.S. and California economies have continued to struggle.Therefore, we currently intend to maintain a conservative approach, focusing primarily on bonds that our research suggests, have strong credit and liquidity profiles. We also intend to keep ample cash on hand for potential trading opportunities among fundamentally sound municipal bonds from California issuers.

June 16, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-California residents. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged and geographically unrestricted total return performance benchmark for the long-term, investment-
grade, tax-exempt bond market. Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.
[4]	Third-party insurance on individual securities does not extend to the market value of the portfolio securities or the value of the fund’s shares.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class Z shares of Dreyfus Premier California AMT-Free
Municipal Bond Fund, Inc. on 5/31/98 to a $10,000 investment made in the Lehman Brothers Municipal Bond
Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. Performance for Class A,
Class B and Class C shares will vary from the performance of Class Z shares shown above due to differences in charges and expenses.
Effective 01/01/08, the fund changed its name from Dreyfus Premier California Tax Exempt Bond Fund, Inc.
to Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.
The fund invests primarily in California municipal securities and its performance shown in the line graph takes into account all applicable fees and expenses for Class Z shares.The Index is not limited to investments principally in
California municipal obligations.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/08

	Inception
	Date	1 Year	5 Years	10 Years

Class Z shares		2.08%	3.25%	4.63%
Class A shares
with maximum sales charge (4.50%)	10/21/04	(2.78)%	2.15%†††	4.07%†††
without sales charge	10/21/04	1.78%	3.09%†††	4.55%†††
Class B shares
with applicable redemption charge †	10/21/04	(2.69)%	2.37%†††	4.55%†††, ††††
without redemption	10/21/04	1.22%	2.71%†††	4.55%†††, ††††
Class C shares
with applicable redemption charge ††	10/21/04	0.02%	2.53%†††	4.27%†††
without redemption	10/21/04	1.00%	2.53%†††	4.27%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class A, B and C shares of the fund represent the performance of the fund’s Class Z shares for periods prior to October 21, 2004 (the inception date for Class A, B and C shares), adjusted to reflect the applicable sales load for that class and the applicable distribution/servicing fees thereafter.
††††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc. from December 1, 2007 to May 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2008
	Class A	Class B	Class C	Class Z

Expenses paid per $1,000 †	$ 5.06	$ 7.81	$ 8.85	$ 3.96
Ending value (after expenses)	$1,005.00	$1,002.10	$1,001.10	$1,006.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2008
	Class A	Class B	Class C	Class Z

Expenses paid per $1,000 †	$ 5.10	$ 7.87	$ 8.92	$ 3.99
Ending value (after expenses)	$1,019.95	$1,017.20	$1,016.15	$1,021.05

† Expenses are equal to the fund’s annualized expense ratio of 1.01% for Class A, 1.56% for Class B, 1.77% for Class C and .79% for Class Z; multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
May 31, 2008

Long-Term Municipal	Coupon	Maturity	Principal
Investments—99.0%	Rate (%)	Date	Amount ($)	Value ($)

California—92.0%
ABAG Finance Authority for
Nonprofit Corporations, COP
(Episcopal Homes Foundation)	5.25	7/1/10	3,500,000	3,539,340
ABAG Finance Authority for
Nonprofit Corporations,
Insured Revenue (Sansum-Santa
Barbara Medical Foundation Clinic)	5.50	4/1/21	3,500,000	3,606,645
ABAG Finance Authority for
Nonprofit Corporations,
Revenue (San Diego Hospital
Association)	5.38	3/1/21	4,000,000	4,056,880
Alameda Corridor Transportation
Authority, Revenue (Insured;
MBIA, Inc.)	5.13	10/1/16	2,000,000	2,070,920
Alameda County,
COP (Insured; MBIA, Inc.)	5.38	12/1/13	4,500,000	4,828,500
Alameda County,
COP (Insured; MBIA, Inc.)	5.38	12/1/14	5,500,000	5,884,945
California,
GO	5.25	2/1/12	90,000 [a]	97,530
California,
GO	5.00	8/1/22	2,000,000	2,064,280
California,
GO	5.25	2/1/30	25,610,000	26,129,883
California,
GO (Various Purposes)	6.13	10/1/11	2,875,000	3,167,186
California,
GO (Various Purposes)	5.50	4/1/28	20,000	20,995
California Department of Veteran
Affairs, Home Purchase Revenue	4.50	12/1/23	10,000,000	9,792,300
California Department of Veteran
Affairs, Home Purchase Revenue	5.20	12/1/28	5,680,000	5,682,386
California Department of Water
Resources, Power Supply Revenue	5.88	5/1/12	10,000,000 [a]	11,202,800
California Department of Water
Resources, Power Supply Revenue	5.00	5/1/21	10,000,000	10,568,400
California Department of Water
Resources, Water System
Revenue (Central Valley Project)	5.50	12/1/11	5,000 [a]	5,470

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
California Department of Water
Resources, Water System
Revenue (Central Valley Project)	5.50	12/1/11	225,000 [a]	246,166
California Department of Water
Resources, Water System
Revenue (Central Valley Project)	5.50	12/1/15	1,270,000	1,371,054
California Department of Water
Resources, Water System
Revenue (Central Valley Project)	5.00	12/1/26	7,500,000	7,923,150
California Department of Water
Resources, Water System
Revenue (Central Valley Project)	5.00	12/1/27	10,000,000	10,522,700
California Educational Facilities
Authority, Revenue (Pooled
College and University Projects)	5.63	7/1/08	810,000 [a]	820,506
California Educational Facilities
Authority, Revenue (Pooled
College and University Projects)	5.63	7/1/23	465,000	451,185
California Educational Facilities
Authority, Revenue (University
of Southern California)	4.50	10/1/33	55,000,000	53,552,400
California Health Facilities
Financing Authority, Health
Facility Revenue (Adventist
Health System/West)	5.00	3/1/17	870,000	890,236
California Health Facilities
Financing Authority, Health
Facility Revenue (Adventist
Health System/West)	5.00	3/1/18	1,000,000	1,017,260
California Health Facilities
Financing Authority, Revenue
(Catholic Healthcare West)	5.63	7/1/32	4,475,000	4,565,037
California Health Facilities
Financing Authority, Revenue
(Cedars-Sinai Medical Center)	6.13	12/1/09	30,695,000 [a]	32,803,746
California Health Facilities
Financing Authority, Revenue
(Cedars-Sinai Medical Center)	6.25	12/1/09	9,460,000 [a]	10,127,214
California Health Facilities
Financing Authority, Revenue
(Cedars-Sinai Medical Center)	5.00	11/15/19	2,000,000	2,044,280

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
California Health Facilities Financing
Authority, Revenue (Sutter Health)	6.25	8/15/35	7,965,000	8,428,244
California Health Facilities
Financing Authority, Revenue
(Sutter Health) (Insured;
MBIA, Inc.)	5.35	7/15/09	240,000 [a]	251,371
California Health Facilities
Financing Authority, Revenue
(Sutter Health) (Insured;
MBIA, Inc.)	5.35	8/15/28	2,290,000	2,348,784
California Infrastructure and
Economic Development Bank, Bay
Area Toll Bridges Seismic
Retrofit Revenue (First Lien)
(Insured; FSA)	5.25	7/1/13	2,000,000 [a]	2,210,260
California Infrastructure and
Economic Development Bank,
Revenue (Kaiser Hospital
Assistance I-LLC)	5.55	8/1/31	21,900,000	22,280,622
California Infrastructure and
Economic Development Bank,
Revenue (Performing Arts
Center of Los Angeles County)	5.00	12/1/27	1,000,000	1,027,410
California Infrastructure and
Economic Development Bank,
Revenue (The J. Paul Getty Trust)	4.00	12/1/11	2,770,000	2,791,523
California Municipal Finance
Authority, COP (Community
Hospitals of Central
California Obligated Group)	5.25	2/1/27	6,750,000	6,485,603
California Municipal Finance
Authority, COP (Community
Hospitals of Central
California Obligated Group)	5.25	2/1/37	22,110,000	20,103,960
California Pollution Control
Financing Authority, PCR (San
Diego Gas and Electric Company)	5.90	6/1/14	11,000,000 [b,c]	12,287,660
California Pollution Control
Financing Authority, PCR (San
Diego Gas and Electric
Company) (Insured; MBIA, Inc.)	5.90	6/1/14	48,330,000 [b,c]	53,987,510

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
California Public Works Board,
LR (Department of Corrections,
California State Prison—Kern
County at Delano II)	5.50	6/1/13	3,000,000	3,280,800
California Public Works Board,
LR (Department of Corrections,
Calipatria State Prison, Imperial
County) (Insured; MBIA, Inc.)	6.50	9/1/17	13,000,000	15,171,910
California Public Works Board,
LR (Department of Health
Services-Richmond Laboratory,
Phase III Office Building)
(Insured; XLCA)	5.00	11/1/19	1,680,000	1,745,100
California Public Works Board,
LR (Department of Health
Services-Richmond Laboratory,
Phase III Office Building)
(Insured; XLCA)	5.00	11/1/20	1,275,000	1,315,443
California Public Works Board,
LR (Department of Mental
Health-Coalinga State Hospital)	5.50	6/1/18	2,500,000	2,711,275
California Public Works Board,
LR (University of California
Research Projects) (Insured;
MBIA, Inc.)	5.25	11/1/28	10,005,000	10,479,937
California Public Works Board,
LR (Various University of
California Projects)	5.50	6/1/14	5,000,000	5,451,550
California State University
Trustees, Systemwide Revenue	5.00	11/1/27	5,010,000	5,208,496
California State University
Trustees, Systemwide Revenue	5.00	11/1/28	5,000,000	5,177,850
California State University
Trustees, Systemwide Revenue
(Insured; MBIA, Inc.)	5.00	11/1/26	10,485,000	10,804,163
California State University,
Fresno Association Inc.,
Auxiliary Organization Event
Center Revenue	6.00	7/1/12	3,500,000 [a]	3,942,645

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
California State University,
Fresno Association Inc.,
Auxiliary Organization Event
Center Revenue	6.00	7/1/12	2,500,000 [a]	2,816,175
California State University,
Fresno Association Inc.,
Auxiliary Organization Event
Center Revenue	6.00	7/1/12	5,250,000 [a]	5,913,967
California Statewide Communities
Development Authority, COP
(Catholic Healthcare West)	6.50	7/1/10	2,780,000 [a]	3,042,043
California Statewide Communities
Development Authority, COP
(Catholic Healthcare West)	6.50	7/1/10	1,220,000 [a]	1,332,630
California Statewide Communities
Development Authority, COP
(The Internext Group)	5.38	4/1/30	20,000,000	19,325,400
California Statewide Communities
Development Authority, Health
Facility Revenue (Adventist
Health System/West)	5.00	3/1/35	7,880,000	7,548,804
California Statewide Communities
Development Authority, Insured
Revenue (Saint Joseph Health
System) (Insured; FGIC)	5.75	7/1/47	10,000,000	10,411,800
California Statewide Communities
Development Authority,
Revenue (Daughters of Charity
Health System)	5.25	7/1/24	8,205,000	8,169,308
California Statewide Communities
Development Authority, Revenue
(Inland Regional Center Project)	5.25	12/1/27	9,000,000	8,806,590
California Statewide Communities
Development Authority, Revenue
(Kaiser Permanente)	5.50	11/1/32	13,500,000	13,593,960
California Statewide Communities
Development Authority, Revenue
(Saint Ignatius College
Preparatory) (Insured; AMBAC)	5.00	6/1/32	5,635,000	5,799,598

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
California Statewide Communities
Development Authority, Revenue
(Sutter Health)	5.50	8/15/28	14,000,000	14,288,120
California Statewide Communities
Development Authority, Revenue
(The California Endowment)	5.25	7/1/20	2,280,000	2,449,518
California Statewide Communities
Development Authority, Revenue
(The California Endowment)	5.00	7/1/28	15,360,000	15,782,400
California Statewide Communities
Development Authority, Revenue
(The California Endowment)	5.00	7/1/33	16,710,000	17,085,474
California Statewide Communities
Development Authority, Revenue
(The California Endowment)	5.00	7/1/36	14,355,000	14,657,890
Capistrano Unified School
District, Community
Facilities District Special
Tax Number 98 (Ladera)	5.75	9/1/09	5,500,000 [a]	5,857,005
Capistrano Unified School
District, School Facilities
Improvement District Number 1
(Insured; FGIC)	6.00	8/1/24	2,075,000	2,187,755
Capistrano Unified School
District, Community Facilities
District Number 98-2, Special
Tax Revenue (Insured; FGIC)	5.00	9/1/19	3,545,000	3,650,535
Carson Redevelopment Agency,
Tax Allocation Revenue
(Redevelopment Project Area
Number 1) (Insured; MBIA, Inc.)	5.50	10/1/13	1,000,000	1,103,440
Castaic Lake Water Agency,
COP, Revenue (Water System
Improvement Project)
(Insured; AMBAC)	0.00	8/1/27	10,000,000 [d]	3,730,900
Central California Joint Powers
Health Financing Authority,
COP (Community Hospitals of
Central California Obligated Group)	6.00	2/1/10	5,000,000 [a]	5,354,200

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
Central California Joint Powers
Health Financing Authority,
COP (Community Hospitals of
Central California Obligated Group)	6.00	2/1/10	1,000,000 [a]	1,070,840
Central California Joint Powers
Health Financing Authority,
COP (Community Hospitals of
Central California Obligated Group)	5.75	2/1/11	18,500,000 [a]	20,180,910
Chabot-Las Positas Community
College District, GO
(Insured; AMBAC)	0.00	8/1/22	3,000,000 [d]	1,488,060
Chabot-Las Positas Community
College District, GO
(Insured; AMBAC)	0.00	8/1/32	10,000,000 [d]	2,715,500
Chino Valley Unified School
District, GO (Insured; MBIA, Inc.)	5.25	8/1/30	10,000,000	10,337,000
Coast Community College District,
GO (Insured; FSA)	0.00	8/1/29	15,565,000 [d]	12,073,615
Compton Public Finance Authority,
LR (Various Capital Projects)
(Insured; AMBAC)	5.25	9/1/27	13,355,000	13,586,976
Contra Costa County Public Finance
Authority, Tax Allocation
Revenue (Pleasant Hill BART,
North Richmond, Bay Point,
Oakley and Rodeo Redevelopment
Projects Areas)	5.45	8/1/09	2,260,000 [a]	2,390,357
Contra Costa County Public Finance
Authority, Tax Allocation
Revenue (Pleasant Hill BART,
North Richmond, Bay Point,
Oakley and Rodeo Redevelopment
Projects Areas)	5.45	8/1/28	395,000	396,789
Cucamonga County Water District,
COP (Insured; FGIC)	5.25	9/1/25	5,555,000	5,712,040
Delano,
COP (Delano Regional
Medical Center)	5.25	1/1/18	13,500,000	13,502,565

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
Dublin Unified School District,
GO (Insured; FSA)	5.00	8/1/29	13,430,000	13,970,155
Elsinore Valley Municipal Water
District, COP (Insured; FGIC)	5.38	7/1/19	3,855,000	4,278,318
Escondido Reassessment
District Number 98-1
(Rancho San Pasqual)	5.70	9/2/26	1,335,000	1,268,237
Fontana,
Special Tax (Insured; MBIA, Inc.)	5.25	9/1/17	10,000,000	10,257,600
Fontana Public Financing
Authority, Tax Allocation
Revenue (North Fontana
Redevelopment Project)
(Insured; AMBAC)	5.50	9/1/32	13,800,000	14,169,702
Foothill-De Anza Community College
District, GO (Insured; AMBAC)	5.00	8/1/22	10,350,000	10,957,959
Foothill/Eastern Transportation
Corridor Agency,
Toll Road Revenue	7.05	1/1/10	2,000,000	2,151,340
Foothill/Eastern Transportation
Corridor Agency,
Toll Road Revenue	5.75	1/15/40	1,745,000	1,718,371
Foothill/Eastern Transportation
Corridor Agency, Toll Road
Revenue (Insured; MBIA, Inc.)	5.25	1/15/12	4,550,000	4,704,927
Foothill/Eastern Transportation
Corridor Agency, Toll Road
Revenue (Insured; MBIA, Inc.)	5.13	1/15/19	2,000,000	2,035,600
Fremont Union High School
District, GO (Insured; FGIC)	5.25	9/1/10	3,400,000 [a]	3,620,014
Fremont Union High School
District, GO (Insured; FGIC)	5.25	9/1/10	4,000,000 [a]	4,258,840
Fremont Union High School
District, GO (Insured; FGIC)	5.25	9/1/10	11,295,000 [a]	12,025,899
Fullerton Community Facilities
District Number 1, Special Tax
Revenue (Amerige Heights)	6.10	9/1/22	1,000,000	1,023,330
Fullerton Community Facilities
District Number 1, Special Tax
Revenue (Amerige Heights)	6.20	9/1/32	2,500,000	2,532,725

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds	5.50	6/1/13	5,000,000 [a]	5,458,400
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds
(Insured; FSA)	0/4.55	6/1/22	1,725,000 [e]	1,481,689
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	6.75	6/1/13	14,770,000 [a]	16,964,970
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.75	6/1/47	34,725,000	30,305,897
Grossmont Union High School
District, GO (Insured; FSA)	0.00	8/1/21	4,375,000 [d]	2,348,588
Grossmont Union High School
District, GO (Insured; FSA)	0.00	8/1/22	4,605,000 [d]	2,338,511
Grossmont Union High School
District, GO (Insured; FSA)	0.00	8/1/23	4,850,000 [d]	2,323,684
Grossmont Union High School
District, GO (Insured; FSA)	0.00	8/1/26	3,265,000 [d]	1,321,639
Imperial Redevelopment Agency,
Subordinate Tax Allocation
Revenue (Imperial
Redevelopment Project)	4.50	12/1/08	2,000,000 [a]	2,023,840
Kaweah Delta Health Care District,
Revenue	6.00	8/1/12	9,000,000 [a]	10,236,780
Lincoln,
Community Facilities District
Number 2003-1 Special Tax
Bonds (Lincoln Crossing Project)	5.65	9/1/13	1,125,000 [a]	1,275,570
Long Beach Bond Finance Authority,
Natural Gas Purchase Revenue	5.50	11/15/28	9,000,000	8,912,520
Long Beach Special Tax Community
Facilities District Number 5
(Towne Center)	6.88	10/1/08	500,000 [a]	507,655

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
Los Angeles,
Wastewater System Revenue
(Insured; MBIA, Inc.)	4.75	6/1/35	18,975,000	18,917,696
Los Angeles Community College
District, GO (Insured; MBIA, Inc.)	5.50	8/1/11	1,845,000 [a]	2,006,991
Los Angeles County Metropolitan
Transportation Authority,
Sales Tax Revenue (Insured; FGIC)	5.00	7/1/10	1,450,000 [a]	1,544,787
Los Angeles Department of Water
and Power, Power System Revenue	5.00	7/1/30	10,000,000	10,197,300
Los Angeles Department of Water
and Power, Water System
Revenue (Insured: AMBAC)	5.00	7/1/32	5,000,000	5,150,700
Los Angeles Unified School
District, GO (Insured; AMBAC)	5.00	7/1/26	10,250,000	10,664,305
Los Angeles Unified School
District, GO (Insured; MBIA, Inc.)	5.75	7/1/15	3,000,000	3,448,680
Los Angeles Unified School
District, GO (Insured; MBIA, Inc.)	5.75	7/1/17	8,385,000	9,757,121
Madera County,
COP (Valley Children’s
Hospital) (Insured; MBIA, Inc.)	6.50	3/15/09	3,370,000	3,474,706
Midpeninsula Regional Open Space
District Financing Authority,
Revenue (Insured; AMBAC)	0.00	9/1/15	2,825,000 [d]	2,163,865
Modesto Irrigation District,
COP (Capital Improvements)
(Insured; FSA)	5.25	7/1/16	1,370,000	1,462,009
Mount Diablo Unified School
District, GO (Insured; MBIA, Inc.)	5.00	6/1/27	4,670,000	4,820,234
Murrieta Valley Unified School
District, GO (Insured; FGIC)	0.00	9/1/21	4,950,000 [d]	2,516,630
Natomas Unified School District,
GO (Insured; MBIA, Inc.)	5.95	9/1/21	2,500,000	2,809,675
Northern California Power Agency,
Revenue (Hydroelectric Project
Number 1) (Insured; AMBAC)	7.00	1/1/16	670,000 [a]	829,815
Northern California Power Agency,
Revenue (Hydroelectric Project
Number 1) (Insured; AMBAC)	7.50	7/1/21	375,000 [a]	492,611

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
Northern California Power Agency,
Revenue (Hydroelectric Project
Number 1) (Insured; MBIA, Inc.)	6.30	7/1/18	26,400,000	31,047,456
Oakland Unified School District,
GO (Insured; FGIC)	5.25	8/1/24	17,275,000	17,460,361
Orange County Community Facilities
District (Ladera Ranch)
Special Tax Number 03-1	5.25	8/15/19	1,100,000	1,109,130
Orange County Community Facilities
District (Ladera Ranch)
Special Tax Number 03-1	5.30	8/15/20	1,450,000	1,460,701
Orange County Community Facilities
District (Ladera Ranch)
Special Tax Number 04-1	4.88	8/15/21	2,355,000	2,274,718
Orange County Community Facilities
District (Landera Ranch)
Special Tax Number 1	6.25	8/15/08	1,600,000 [a]	1,614,544
Orange County Community Facilities
District (Landera Ranch)
Special Tax Number 1	6.00	8/15/10	3,000,000 [a]	3,267,840
Orange County Community Facilities
District (Landera Ranch)
Special Tax Number 3	5.60	8/15/28	3,250,000	3,231,410
Orange County Community Facilities
District (Landera Ranch)
Special Tax Number 3	5.63	8/15/34	6,000,000	5,910,480
Orange County Public Financing
Authority, LR (Juvenile
Justice Center Facility)
(Insured; AMBAC)	5.38	6/1/19	5,000,000	5,316,000
Pomona,
COP (General Fund Lease
Financing) (Insured; AMBAC)	5.50	6/1/28	1,000,000	1,044,710
Pomona Redevelopment Agency,
Tax Allocation Revenue (West Holt
Avenue Redevelopment Project)	5.50	5/1/32	3,000,000	3,126,450
Poway Unified School District
Community Facilities District
Number 14, Improvement Area A
Special Tax (Del Sur)	5.00	9/1/19	1,015,000	921,488

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
Poway Unified School District
Community Facilities District
Number 14, Special Tax (Del Sur)	4.90	9/1/18	1,790,000	1,629,527
Rancho California Water District
Financing Authority, Revenue
(Insured; FSA)	5.50	8/1/08	1,670,000	1,680,454
Rancho California Water District
Financing Authority, Revenue
(Insured; FSA)	5.00	8/1/28	8,965,000	9,386,714
Rancho Cucamonga Redevelopment
Agency, Tax Allocation Revenue
(Rancho Development Project)
(Insured; MBIA, Inc.)	5.38	9/1/25	7,485,000	7,793,157
Rancho Mirage Joint Powers
Financing Authority, Revenue
(Eisenhower Medical Center)	5.63	7/1/14	10,430,000 [a]	11,839,927
Riverside,
Electric Revenue (Insured; FSA)	5.00	10/1/33	5,500,000	5,711,145
Riverside County Public Financing
Authority, Tax Allocation
Revenue (Redevelopment
Projects) (Insured; XLCA)	5.25	10/1/18	1,275,000	1,326,625
Sacramento City Financing
Authority, Capital Improvement
Revenue (Water and Capital
Improvement Projects)
(Insured; AMBAC)	5.50	6/1/11	4,670,000 [a]	5,063,681
Sacramento City Financing
Authority, Capital Improvement
Revenue (Water and Capital
Improvement Projects)
(Insured; AMBAC)	5.50	6/1/11	5,140,000 [a]	5,573,302
Sacramento County,
Laguna Creek Ranch/Elliott
Ranch Community Facilities
District Number 1, Improvement
Area Number 1, Special Tax
(Laguna Creek Ranch)	5.70	12/1/20	2,970,000	2,944,102
Sacramento County,
Special Tax (Community
Facilities District Number 1)	5.40	12/1/09	1,220,000	1,244,278

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
Sacramento County Sanitation District
Financing Authority, Revenue	5.50	12/1/14	4,000,000	4,296,200
Sacramento County Water Financing
Authority, Revenue (Sacramento
County Water Agency Zones 40
and 41 2007 Water System
Project) (Insured; FGIC)	5.00	6/1/25	10,845,000	11,049,645
Sacramento Municipal Utility
District, Electric Revenue
(Insured; MBIA, Inc.)	6.50	9/1/13	6,930,000	7,638,107
San Bernardino County,
COP (Capital Facilities Project)	6.88	8/1/24	5,000,000	6,356,750
San Diego,
Water Utility Fund Net System
Revenue (Insured; FGIC)	4.75	8/1/28	19,970,000	19,764,309
San Diego County,
COP (Burnham Institute for
Medical Research)	5.70	9/1/09	3,000,000 [a]	3,136,590
San Diego County,
COP (Burnham Institute for
Medical Research)	6.25	9/1/09	3,800,000 [a]	4,030,546
San Diego County,
COP (Burnham Institute for
Medical Research)	5.00	9/1/12	1,260,000	1,285,276
San Diego County,
COP (Burnham Institute for
Medical Research)	5.00	9/1/24	2,265,000	2,142,984
San Diego County,
COP (Burnham Institute for
Medical Research)	5.00	9/1/34	5,190,000	4,617,284
San Diego Unified School District,
GO (Insured; FSA)	5.25	7/1/16	1,465,000	1,617,360
San Francisco City and County,
COP (San Bruno Jail Number 3)
(Insured; AMBAC)	5.25	10/1/21	2,985,000	3,058,192
San Francisco City and County
Airport Commission, San
Francisco International
Airport Second Series Revenue
(Issue 32F) (Insured; FGIC)	5.00	5/1/21	1,000,000	1,018,280

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
San Francisco City and County
Airport Commission, San
Francisco International
Airport Second Series Revenue
(Issue 34D)	5.25	5/1/26	4,000,000	4,077,280
San Francisco City and County
Public Utilities Commission,
San Francisco Water Revenue
(Insured; FSA)	5.00	11/1/24	17,195,000	18,077,619
San Francisco City and County
Redevelopment Agency,
Community Facilities District
Number 6 (Mission Bay South
Public Improvements)	0.00	8/1/18	445,000 [d]	245,742
San Francisco City and County
Redevelopment Agency,
Community Facilities District
Number 6 (Mission Bay South
Public Improvements)	0.00	8/1/21	500,000 [d]	225,035
San Joaquin Hills Transportation
Corridor Agency, Toll Road
Revenue (Insured; MBIA, Inc.)	0.00	1/15/32	48,295,000 [d]	11,840,002
San Jose Redevelopment Agency,
Tax Allocation Revenue (Merged
Area Redevelopment Project)	5.25	8/1/08	1,000,000 [a]	1,025,650
San Jose Unified School District,
GO (Insured; FGIC)	5.00	8/1/24	12,580,000	13,127,607
San Mateo Redevelopment Agency,
Merged Area Tax
Allocation Revenue	5.10	8/1/11	1,835,000 [a]	1,972,185
San Mateo Union High School
District, GO (Insured; FSA)	5.00	9/1/21	1,000,000	1,062,740
Santa Clara Unified School
District, GO	5.50	7/1/16	1,870,000	1,990,204
Santa Clara Valley Transportation
Authority, Measure A Sales Tax
Revenue (Insured; AMBAC)	5.00	4/1/32	7,715,000	7,936,498
Sequoia Union High School
District, GO (Insured; FSA)	5.00	7/1/24	2,695,000	2,835,760

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
Simi Valley School Financing
Authority, GO Revenue (Simi
Valley Unified School District
GO Bond) (Insured; FSA)	5.00	8/1/27	6,500,000	6,858,475
South Placer Wastewater Authority,
Wastewater Revenue
(Insured; FGIC)	5.25	11/1/10	1,000,000 [a]	1,077,690
South Placer Wastewater Authority,
Wastewater Revenue
(Insured; FGIC)	5.50	11/1/10	1,000,000 [a]	1,083,540
Tobacco Securitization Authority
of Northern California, Tobacco
Settlement Asset-Backed Bonds
(Sacramento County Tobacco
Securitization Corporation)	5.38	6/1/38	20,000,000	16,885,200
Tobacco Securitization Authority
of Southern California,
Tobacco Settlement
Asset-Backed Bonds (San Diego
County Tobacco Asset
Securitization Corporation)	4.75	6/1/25	2,430,000	2,205,371
Torrance Redevelopment Agency,
Tax Allocation Revenue	5.63	9/1/28	500,000	463,510
University of California,
Multi Purpose Revenue
(Insured; MBIA, Inc.)	5.25	9/1/08	31,475,000 [a]	32,056,973
University of California,
Revenue (Limited Project)
(Insured; FSA)	5.00	5/15/22	14,655,000	15,401,086
University of California Regents,
Medical Center Pooled Revenue	5.25	5/15/19	10,000,000	10,914,800
Ventura County Community College
District, GO (Insured; MBIA, Inc.)	5.50	8/1/23	4,250,000	4,545,800
West Covina Redevelopment Agency,
Community Facilities District, Special
Tax Revenue (Fashion Plaza)	6.00	9/1/17	6,000,000	6,744,120
West Covina Redevelopment Agency,
Community Facilities District, Special
Tax Revenue (Fashion Plaza)	6.00	9/1/22	11,325,000	12,353,537

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
West Kern Community College
District, GO (Insured; XLCA)	0.00	11/1/20	1,000,000 [d]	536,710
Whittier Health Facility,
Revenue (Presbyterian
Intercommunity Hospital)	5.75	6/1/12	10,090,000 [a]	11,264,173
Yorba Linda Water District,
Revenue, COP (Capital
Improvement Projects)	5.00	10/1/38	3,000,000	3,058,110
U.S. Related—7.0%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.75	7/1/10	1,000,000 [a]	1,055,700
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.75	7/1/10	3,000,000 [a]	3,167,100
Puerto Rico Commonwealth,
Public Improvement	5.25	7/1/22	2,000,000	2,010,360
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; FSA)	5.75	7/1/10	2,000,000 [a]	2,152,180
Puerto Rico Highways and
Transportation Authority,
Highway Revenue (Insured; FSA)	6.25	7/1/16	3,000,000	3,484,800
Puerto Rico Highways and
Transportation Authority,
Highway Revenue (Insured;
MBIA, Inc.)	5.50	7/1/13	4,750,000	5,070,720
Puerto Rico Highways and
Transportation Authority,
Transportation Revenue	6.00	7/1/10	2,000,000 [a]	2,162,280
Puerto Rico Infrastructure
Financing Authority, Special
Obligation	5.50	10/1/32	10,000,000	10,415,100
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue	5.50	10/1/40	39,000,000	40,547,910
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	5.50	7/1/28	10,200,000	11,003,352

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related (continued)
Puerto Rico Public Buildings
Authority, Government Facility
Revenue	5.50	7/1/16	1,500,000	1,566,045
University of Puerto Rico,
University System Revenue	5.00	6/1/23	10,000,000	9,824,100
Virgin Islands Public Finance
Authority, Revenue	7.30	10/1/18	3,100,000	3,799,360
Virgin Islands Public Finance
Authority, Revenue, Virgin
Islands Gross Receipts Taxes
Loan Note	5.63	10/1/10	1,115,000	1,147,837
Virgin Islands Public Finance
Authority, Revenue, Virgin Islands
Matching Fund Loan Notes	6.00	10/1/22	2,000,000	2,010,820
Virgin Islands Water and Power
Authority, Electric System
Revenue (Insured; Radian)	5.13	7/1/11	1,000,000	1,011,150
Total Long-Term Municipal Investments
(cost $1,385,112,822)				1,419,921,513

Short-Term Municipal
Investments—1.6%

California;
California,
GO (LOC; JPMorgan Chase Bank
and Westdeutsche Landesbank)	1.45	6/1/08	2,000,000 [f]	2,000,000
California Statewide Communities
Development Authority,
Revenue, Refunding (University
Retirement Community at Davis
Project) (LOC; Bank of America)	1.25	6/1/08	5,240,000 [f]	5,240,000
Orange County Sanitation District,
COP (Liquidity Facility; DEPFA
Bank PLC)	1.10	6/1/08	4,330,000 [f]	4,330,000
Orange County Special Financing
Authority, Teeter Plan Revenue
(Insured; AMBAC and Liquidity
Facility; Wachovia Bank)	1.95	6/7/08	3,700,000 [f]	3,700,000

The Fund 25

STATEMENT OF INVESTMENTS (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
San Francisco City and County
Finance Corporation, LR
(Moscone Center Expansion
Project) (Insured; AMBAC and
Liquidity Facility: JPMorgan
Chase Bank and State Street
Bank and Trust Co.)	4.30	6/7/08	7,395,000 [f]	7,395,000
Total Short-Term Municipal Investments
(cost $22,665,000)				22,665,000

Total Investments (cost $1,407,777,822)			100.6%	1,442,586,513

Liabilities, Less Cash and Receivables			(.6%)	(8,521,468)

Net Assets			100.0%	1,434,065,045

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2008, these securities amounted to $66,275,170 or 4.6% of net assets.
[c] Collateral for floating rate borrowings.
[d] Security issued with a zero coupon. Income is recognized through the accretion of discount.
[e] Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[f] Securities payable on demand.Variable interest rate—subject to periodic change.

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Market Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National
Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 27

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	53.6
AA		Aa		AA	15.6
A		A		A	9.1
BBB		Baa		BBB	14.0
BB		Ba		BB	.1
F1		MIG1/P1		SP1/A1	1.6
Not Rated [g]		Not Rated [g]		Not Rated [g]	6.0
					100.0

†	Based on total investments.
[g]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2008

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments			1,407,777,822	1,442,586,513
Interest receivable				23,227,217
Receivable for shares of Common Stock subscribed				550,287
Prepaid expenses				40,612
				1,466,404,629

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				835,696
Cash overdraft due to Custodian				567,523
Payable for floating rate notes issued—Note 4				29,665,000
Payable for shares of Common Stock redeemed				633,147
Interest and expense payable related
to floating rate notes issued—Note 4				509,569
Accrued expenses				128,649
				32,339,584

Net Assets ($)				1,434,065,045

Composition of Net Assets ($):
Paid-in capital				1,410,647,229
Accumulated net realized gain (loss) on investments				(11,390,875)
Accumulated net unrealized appreciation
(depreciation) on investments				34,808,691

Net Assets ($)				1,434,065,045

Net Asset Value Per Share
	Class A	Class B	Class C	Class Z

Net Assets ($)	111,503,873	3,096,632	5,767,209	1,313,697,331
Shares Outstanding	7,742,972	215,036	400,393	91,240,980

Net Asset Value
Per Share ($)	14.40	14.40	14.40	14.40

See notes to financial statements.

The Fund 29

STATEMENT OF OPERATIONS
Year Ended May 31, 2008

Investment Income ($):
Interest Income	71,715,130
Expenses:
Management fee—Note 3(a)	8,630,893
Interest and expense related to floating rate notes issued—Note 4	1,401,315
Shareholder servicing costs—Note 3(c)	1,322,571
Directors’ fees and expenses—Note 3(d)	114,270
Custodian fees—Note 3(c)	90,860
Professional fees	77,609
Distribution fees—Note 3(b)	57,690
Registration fees	56,613
Prospectus and shareholders’ reports	47,919
Loan commitment fees—Note 2	9,099
Interest expense—Note 2	7,751
Miscellaneous	79,519
Total Expenses	11,896,109
Less—reduction in fees due to
earnings credits—Note 1(b)	(88,957)
Net Expenses	11,807,152
Investment Income—Net	59,907,978

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(4,123,292)
Net unrealized appreciation (depreciation) on investments	(26,204,245)
Net Realized and Unrealized Gain (Loss) on Investments	(30,327,537)
Net Increase in Net Assets Resulting from Operations	29,580,441

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,

	2008	2007

Operations ($):
Investment income—net	59,907,978	50,579,012
Net realized gain (loss) on investments	(4,123,292)	4,338,589
Net unrealized appreciation
(depreciation) on investments	(26,204,245)	5,180,287
Net Increase (Decrease) in Net Assets
Resulting from Operations	29,580,441	60,097,888

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(4,030,326)	(3,318,862)
Class B Shares	(135,338)	(198,996)
Class C Shares	(160,002)	(119,586)
Class Z Shares	(55,483,833)	(46,902,863)
Net realized gain on investments:
Class A Shares	—	(78,215)
Class B Shares	—	(5,391)
Class C Shares	—	(3,803)
Class Z Shares	—	(1,050,468)
Total Dividends	(59,809,499)	(51,678,184)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	33,647,333	29,185,773
Class B Shares	237,250	401,174
Class C Shares	3,491,654	2,064,929
Class Z Shares	102,418,126	47,193,908
Net assets received in connection with
reorganization—Note 1	234,673,907	—
Dividends reinvested:
Class A Shares	2,813,702	2,400,697
Class B Shares	102,435	142,766
Class C Shares	97,206	74,489
Class Z Shares	38,618,108	32,875,249
Cost of shares redeemed:
Class A Shares	(18,527,468)	(17,878,688)
Class B Shares	(2,560,475)	(1,813,270)
Class C Shares	(2,174,137)	(750,800)
Class Z Shares	(159,110,398)	(118,046,676)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	233,727,243	(24,150,449)
Total Increase (Decrease) in Net Assets	203,498,185	(15,730,745)

Net Assets ($):
Beginning of Period	1,230,566,860	1,246,297,605
End of Period	1,434,065,045	1,230,566,860

The Fund 31

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended May 31,

	2008	2007

Capital Share Transactions:
Class A [a]
Shares sold	2,321,399	1,970,644
Shares issued for dividends reinvested	194,550	162,042
Shares redeemed	(1,276,288)	(1,210,527)
Net Increase (Decrease) in Shares Outstanding	1,239,661	922,159

Class B [a]
Shares sold	16,457	27,088
Shares issued for dividends reinvested	7,079	9,647
Shares redeemed	(176,221)	(122,340)
Net Increase (Decrease) in Shares Outstanding	(152,685)	(85,605)

Class C
Shares sold	241,836	139,260
Shares issued for dividends reinvested	6,721	5,024
Shares redeemed	(150,560)	(50,807)
Net Increase (Decrease) in Shares Outstanding	97,997	93,477

Class Z
Shares sold	7,055,682	3,186,354
Shares issued in connection
with reorganization—Note 1	16,005,568	—
Shares issued for dividends reinvested	2,670,633	2,219,726
Shares redeemed	(10,957,549)	(7,974,250)
Net Increase (Decrease) in Shares Outstanding	14,774,334	(2,568,170)

[a]	During the period ended May 31, 2008, 83,715 Class B shares representing $1,218,554 were automatically converted to 83,715 Class A shares and during the period ended May 31, 2007, 60,703 Class B shares representing $904,102 were automatically converted to 60,703 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended May 31,

Class A Shares	2008	2007	2006	2005 [a]

Per Share Data ($):
Net asset value, beginning of period	14.72	14.62	15.00	14.97
Investment Operations:
Investment income—net [b]	.57	.57	.58	.34
Net realized and unrealized
gain (loss) on investments	(.32)	.11	(.37)	.12
Total from Investment Operations	.25	.68	.21	.46
Distributions:
Dividends from investment income—net	(.57)	(.57)	(.58)	(.34)
Dividends from net realized
gain on investments	—	(.01)	(.01)	(.09)
Total Distributions	(.57)	(.58)	(.59)	(.43)
Net asset value, end of period	14.40	14.72	14.62	15.00

Total Return (%) [c]	1.78	4.75	1.44	3.12

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.02	1.06	1.04	1.03[d]
Ratio of net expenses to average net assets	1.02[e]	1.05	1.01	1.02[d]
Ratio of net investment income
to average net assets	3.96	3.87	3.90	3.77[d]
Portfolio Turnover Rate	43.66	43.68	35.92	38.73

Net Assets, end of period ($ x 1,000)	111,504	95,698	81,579	87,976

[a]	From October 21, 2004 (commencement of initial offering) to May 31, 2005.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Annualized.
[e]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 33

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,

Class B Shares	2008	2007	2006	2005 [a]

Per Share Data ($):
Net asset value, beginning of period	14.72	14.62	15.00	14.97
Investment Operations:
Investment income—net [b]	.49	.49	.50	.30
Net realized and unrealized
gain (loss) on investments	(.32)	.12	(.37)	.12
Total from Investment Operations	.17	.61	.13	.42
Distributions:
Dividends from investment income—net	(.49)	(.50)	(.50)	(.30)
Dividends from net realized
gain on investments	—	(.01)	(.01)	(.09)
Total Distributions	(.49)	(.51)	(.51)	(.39)
Net asset value, end of period	14.40	14.72	14.62	15.00

Total Return (%) [c]	1.22	4.20	.93	2.82

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.58	1.58	1.56	1.54[d]
Ratio of net expenses to average net assets	1.57	1.58[e]	1.51	1.51[d]
Ratio of net investment income
to average net assets	3.40	3.35	3.39	3.29[d]
Portfolio Turnover Rate	43.66	43.68	35.92	38.73

Net Assets, end of period ($ x 1,000)	3,097	5,411	6,626	9,534

[a]	From October 21, 2004 (commencement of initial offering) to May 31, 2005.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Annualized.
[e]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

		Year Ended May 31,

Class C Shares	2008	2007	2006	2005 [a]

Per Share Data ($):
Net asset value, beginning of period	14.72	14.62	15.00	14.97
Investment Operations:
Investment income—net [b]	.46	.46	.46	.27
Net realized and unrealized
gain (loss) on investments	(.32)	.11	(.37)	.12
Total from Investment Operations	.14	.57	.09	.39
Distributions:
Dividends from investment income—net	(.46)	(.46)	(.46)	(.27)
Dividends from net realized
gain on investments	—	(.01)	(.01)	(.09)
Total Distributions	(.46)	(.47)	(.47)	(.36)
Net asset value, end of period	14.40	14.72	14.62	15.00

Total Return (%) [c]	1.00	3.95	.67	2.67

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.79	1.82	1.80	1.77[d]
Ratio of net expenses to average net assets	1.79[e]	1.81	1.77	1.76[d]
Ratio of net investment income
to average net assets	3.18	3.10	3.13	3.01[d]
Portfolio Turnover Rate	43.66	43.68	35.92	38.73

Net Assets, end of period ($ x 1,000)	5,767	4,451	3,054	2,867

[a]	From October 21, 2004 (commencement of initial offering) to May 31, 2005.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Annualized.
[e]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 35

FINANCIAL HIGHLIGHTS (continued)

			Year Ended May 31,

Class Z Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value,
beginning of period	14.71	14.61	15.00	14.39	15.28
Investment Operations:
Investment income—net [a]	.61	.61	.61	.58	.58
Net realized and unrealized
gain (loss) on investments	(.31)	.11	(.38)	.71	(.76)
Total from Investment Operations	.30	.72	.23	1.29	(.18)
Distributions:
Dividends from
investment income—net	(.61)	(.61)	(.61)	(.59)	(.57)
Dividends from net realized
gain on investments	—	(.01)	(.01)	(.09)	(.14)
Total Distributions	(.61)	(.62)	(.62)	(.68)	(.71)
Net asset value, end of period	14.40	14.71	14.61	15.00	14.39

Total Return (%)	2.08	4.97	1.57	9.10	(1.16)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.81	.84	.81	.78	.73
Ratio of net expenses
to average net assets	.80	.83	.81	.78	.73
Ratio of net investment income
to average net assets	4.19	4.09	4.10	3.96	3.93
Portfolio Turnover Rate	43.66	43.68	35.92	38.73	56.87

Net Assets, end of period
($ x 1,000)	1,313,697	1,125,008	1,155,038	1,237,623	1,004,253

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to provide investors with a high level of current income exempt from federal and California state income taxes, as is consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the fund’s Board of Directors held on October 29, 2007 and October 30, 2007, the Fund’s Directors approved a proposal, which became effective on January 1, 2008, to change the name of the fund from “Dreyfus Premier California Tax Exempt Bond Fund, Inc.” to “Dreyfus Premier California AMT Tax-Free Bond Fund, Inc.” By interim Board action, the Board approved re-naming the fund “Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.,” which change occurred on January 1, 2008.

As of the close of business on June 5, 2007, pursuant to an Agreement and Plan of reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to liabilities, of Dreyfus California Intermediate Municipal Bond Fund (the “Acquired Fund”) were transferred to the fund in exchange for shares of Common Stock of the fund of equal value. Shareholders of the Acquired Fund received Class Z shares of the fund, in an amount equal to the aggregate net asset value of their investment in that fund at the time of the exchange.The fund’s net asset value on the close of business on June 5, 2007 was $14.66 per share for class Z shares, and a total of 16,005,568 Class Z shares representing net assets of $234,673,907 (including $3,116,274 net unrealized appreciation on investments) were issued to shareholders of the Acquired Fund in the exchange.The exchange was a tax-free event to the Acquired Fund shareholders.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (100 million shares authorized). Class B (100 million shares authorized), Class C (100 million shares authorized) and Class Z (200 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class Z shares are sold at net asset value per share generally only to shareholders who received Class Z shares in exchange for their shares of General California Municipal Bond Fund, California Municipal Income, Inc. and Dreyfus California Intermediate Municipal Bond Fund, as a result of the reorganization of such funds. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality,coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains could be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

During the current year, the fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.

FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The adoption of FIN 48 had no impact on the operations of the fund for the period ended May 31, 2008.

As of and during the period ended May 31, 2008, the fund did not have any liabilities for any unrecognized tax benefits.The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended May 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $377,581, accumulated capital losses $10,542,778 and unrealized appreciation $34,357,633. In addition, the fund had $397,039 of capital losses realized after October 31, 2007, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to May 31, 2008. If not applied, $6,738,775 of the carryover expires in fiscal 2011, $187,278 expires in fiscal 2014 and $3,616,725 expires in fiscal 2016. Based on certain provisions in the code, $6,926,053 of these losses acquired from fund mergers are subject to an annual limitation.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2008 and May 31, 2007, were as follows: tax exempt income $59,808,499 and $50,540,307, ordinary income $0 and $50,224 and long term capital gains $0 and $1,087,653, respectively.

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended May 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and capital loss carryover from merger, the fund decreased accumulated undistributed investment income-net by $98,479, decreased accumulated net realized gain (loss) on investments by $94,179 and increased paid-in-capital by $192,658. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended May 31, 2008 was approximately $162,300, with a related weighted average annualized interest rate of 4.78% .

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Agreement provides that if in any fiscal year the aggregate expenses allocable to Class Z, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the average net assets of Class Z, the fund may deduct from the fees paid to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2008, there was no expense reimbursement pursuant to the Agreement.

During the period ended May 31, 2008, the Distributor retained $19,722 from commissions earned on sales of the fund’s Class A shares and $210 and $3,883 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended May 31, 2008, Class B and Class C shares were charged $19,920 and $37,770, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of their shares, for the provision of certain ser-vices.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2008, Class A, Class B and Class C shares were charged $254,990, $9,960 and $12,590, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2008, Class Z shares were charged $442,525 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

fund. During the period ended May 31, 2008, the fund was charged $361,159 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York, a subsidiary of BNY Mellon and a Dreyfus affiliate, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended May 31, 2008, the fund was charged $25,620 pursuant to the cash management agreement.

Effective July 1, 2007, the fund’s custodian, The Bank of New York, became an affiliate of the Manager. Under The fund’s pre-existing custody agreement with The Bank of New York, the fund was charged $83,762 for providing custodial services for the fund for the eleven months ended May 31, 2008. Prior to becoming an affiliate,The Bank of New York was paid $7,098 for custody services to the fund for the month ended June 30, 2007.

During the period ended May 31, 2008, the fund was charged $5,607 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $727,706, Rule 12b-1 distribution plan fees $4,885, shareholder services plan fees $24,833, custodian fees $18,123, chief compliance officer fees $2,350 and transfer agent fees $57,799.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2008, amounted to $826,924,321 and $602,317,824, respectively.

The fund may participate in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities.

At May 31,2008,the cost of investments for federal income tax purposes was $1,378,563,880; accordingly, accumulated net unrealized appreciation on investments was $34,357,633, consisting of $52,690,372 gross unrealized appreciation and $18,332,739 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Subsequent Event:

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

The Fund 45

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors

Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc., including the statement of investments, as of May 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights,assessing the accounting principles used and significant estimates made by management,and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc. at May 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 18, 2008

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during its fiscal year ended May 31, 2008 as “exempt-interest dividends” (not subject to regular Federal income tax, and for individuals who are California residents, California personal income taxes).As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2008 calendar year on Form 1099-DIV and their portion of the Fund’s tax-exempt dividends paid for the 2008 calendar year on Form 1099-INT, both of which will be mailed by January 31, 2009.

The Fund 47

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (64)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 160

David W. Burke (72)
Board Member (1980)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 85

William Hodding Carter III (73)
Board Member (1988)
Principal Occupation During Past 5 Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill
(January 1, 2006-present)
• President and Chief Executive Officer of the John S. and James L. Knight Foundation
(February 1, 1998-February 1, 2006)
Other Board Memberships and Affiliations:
• The Century Foundation, a tax-exempt research foundation, Emeritus Director
• The Enterprise Corporation of the Delta, a non-profit economic development organization,
Director
No. of Portfolios for which Board Member Serves: 27

Gordon J. Davis (66)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Partner in the law firm of Dewey & LeBoeuf LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies, Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 36

Joni Evans (66)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Chief Executive Officer, www.wowowow.com, an online community dedicated to women’s conversation and publications
• Principal, Joni Evans Ltd.
• Senior Vice President of the William Morris Agency (2005)

No. of Portfolios for which Board Member Serves: 27

Ehud Houminer (67)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University

Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of Management, Ben Gurion
University, Chairman

No. of Portfolios for which Board Member Serves: 66

Richard C. Leone (68)
Board Member (1980)
Principal Occupation During Past 5 Years:
• President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues

Other Board Memberships and Affiliations:
• The American Prospect, Director
• Center for American Progress, Director

No. of Portfolios for which Board Member Serves: 27

Hans C. Mautner (70)
Board Member (1980)
Principal Occupation During Past 5 Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
• Director and Vice Chairman of Simon Property Group (1998-2003)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-present)

Other Board Memberships and Affiliations:
• Capital and Regional PLC, a British co-investing real estate asset manager, Director
• Member, Advisory Board, Lehman Brothers European Real Estate Private Equity Fund

No. of Portfolios for which Board Member Serves: 27

The Fund 49

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (44)
Board Member (1995)
Principal Occupation During Past 5 Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances
• Senior Vice President, Mentor, a national non-profit youth mentoring organization (2005)
No. of Portfolios for which Board Member Serves: 27

Burton N. Wallack (57)
Board Member (2006)
Principal Occupation During Past 5 Years:
• President and co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 27

John E. Zuccotti (70)
Board Member (1980)
Principal Occupation During Past 5 Years:
• Chairman of Brookfield Financial Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Emeritus Chairman of the Real Estate Board of New York
Other Board Memberships and Affiliations:
• Emigrant Savings Bank, Director
• Wellpoint, Inc., Director
• Columbia University,Trustee
• Doris Duke Charitable Foundation,Trustee
No. of Portfolios for which Board Member Serves: 27

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arnold S. Hiatt, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 76 investment companies (comprised of 160 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 160 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 77 investment companies (comprised of 177 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Secretary of the Manager, and an officer of 77 investment companies (comprised of 177 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 77 investment companies (comprised of 177 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 77 investment companies (comprised of 177 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 77 investment companies (comprised of 177 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 77 investment companies (comprised of 177 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 77 investment companies (comprised of 177 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1990.

The Fund 51

OFFICERS OF THE FUND (Unaudited) (continued)

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 177 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 177 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 177 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 177 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 177 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 177 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 177 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 51 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 173 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $42,565 in 2007 and $43,841 in 2008.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $ 0 in 2007 and $0 in 2008.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,262 in 2007 and $2,514 in 2008. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $810 in 2007 and $543 in 2008. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2007 and $0 in 2008.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,302,603 in 2007 and $2,596,025 in 2008.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

     The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The

Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER CALIFORNIA AMT-FREE MUNICIPAL BOND FUND, INC.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	July 23, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	July 23, 2008

By:	/s/ James Windels
James Windels,
Treasurer

Date:	July 23, 2008

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)